UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

PAYLOCITY HOLDING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 American Lane, Schaumburg, IL 60173

(Address of principal executive offices, including zip code)

(847) 463-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2018, Andrew Cappotelli was appointed by the Company as its Chief Accounting Officer.  Mr. Cappotelli, age 47, previously served as Vice President at Trinet, Inc., a human capital management company/professional employer organization from August 2017 until May 2018.  From July 2006 through August 2017, Mr. Cappotelli held various financial leadership roles at Paychex, Inc., including the Controller of the Human Resources Services Business Unit, Corporate Director of Financial Planning and Analysis, and Internal Audit Director. Prior to that, Mr. Cappotelli served as the Director of Internal Audit for the Black & Decker Corporation and Director of Accounting for Gibraltar Industries. Mr. Cappotelli started his career in 1996 with KPMG LLP, a registered public accounting firm, serving as a Senior Manager in the Assurance Practice. Mr. Cappotelli earned both his BBA in Accounting and his MBA from Saint Bonaventure University. He is also a Certified Public Accountant.

In connection with his appointment, Mr. Cappotelli was granted 12,000 restricted stock units, subject to standard terms and conditions of the Company’s Equity Incentive Plan.

Mr. Cappotelli is not a party to any material plan, contract or arrangement with the Company, nor has any other material plan, contract or arrangement to which he is a party been modified as a result of Mr. Cappotelli’s appointment described above.

There is no arrangement or understanding between Mr. Cappotelli and any other person pursuant to which he was selected as an officer of the Company and there are no family relationships between Mr. Cappotelli and any of the Company’s directors or executive officers. There are no transactions to which the Company is a party and in which Mr. Cappotelli has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: June 5, 2018	By:	/s/ Toby J. Williams
Toby J. Williams
Chief Financial Officer